Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2012
Investments, All Other Investments [Abstract]
Financial Instruments Disclosure [Text Block]

Note 3. Financial Instruments and Risk Management

The Company’s derivatives outstanding as of December 31, 2012 were short-term in nature and generally had maturities of no longer than twelve months. All changes in market value were recognized in earnings.

Gain from matured and outstanding foreign exchange contracts were $380,000, $70,000 and $340,000 for the years ended December 31, 2012, 2011 and 2010, respectively and are included in other income (expense) on the consolidated statements of operations and comprehensive income.

Foreign exchange forward contracts in effect as of December 31, 2012 were for the conversion of 20.9 million Euros into 26.8 million U.S. dollars and 37.0 million U.S. dollars into 145.6 million NIS. These contracts are not designated as hedging instruments. At December 31, 2012 the fair value of these contracts was $1.8 million included in accounts receivable-other and $0.8 million included in other current liabilities. The fair value is based on level 2 inputs.

As of December 31, 2012 the Company had a long-term investment of $1.6 million carried at fair value based on level 2 inputs. Other financial instruments mainly consist of cash and cash equivalents, short-term bank deposits, restricted deposits, short-term investments, receivables, investment in sales-type leases, accounts payable and accruals. The fair value of these other financial instruments approximates their carrying values.